UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 27, 2006

Southwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

OK

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

608 South Main Street Stillwater, OK 74074

(Address and zip code of principal executive offices)

405-372-2230

(Registrant's telephone number, including area code)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Southwest Bancorp, Inc. regretfully reports that Erd M. Johnson, who has served Southwest and Stillwater National Bank and Trust Company diligently and wisely since his election 1988, has retired from the Board of Directors of Southwest and the Bank effective at the adjournment of its meeting on April 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Southwest Bancorp, Inc.

By:	/s/ Rick Green

Name:	Rick Green
Title:	President and CEO
Date:	Monday, May 01, 2006